Fees Summary	Jun. 01, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	5,015.73
Total Transaction Valuation	36,319,517.4
Total Offset Amount	0
Net Fee	$ 5,015.73